OTHER INCOME (Tables)	12 Months Ended
Dec. 31, 2023
Other income [abstract]
Summary of Brookfield Renewables other income
The company’s other income for the year ended December 31 is comprised of the following:

(MILLIONS)	2023	2022	2021
Interest and other investment income	$87	$32	$20
Gain on regulatory and contract settlement	22	43	35
Gain on disposition of non-core assets	72	—	—
Other(1)	403	18	5
	$584	$93	$60
(1)During the year ended December 31, 2023, the company’s application of the acquisition method for its completed investments resulted in the recognition of net assets at a fair value that exceeded consideration transferred. The difference in value of $370 million was recorded within Other income in the consolidated statements of income (loss). Refer to Note 3 - Acquisitions for more details.